UNITED STATES

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SCHEDULE 14A

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Subject Company: Pepco Holdings, Inc.

Commission File No.: 001-31403

On August 7, 2014, the following newsletter was posted on the Pepco Holdings, Inc. (Pepco Holdings) intranet and emailed to all employees of Pepco Holdings and Exelon Corporation.

Exelon. Pepco Holdings Inc
INTEGRATION
August 7, 2014 INFORMATION Issue 5
Exelon/PHI Integration Analyze Phase Has Begun!
Dear Colleagues,
This past Wednesday, July 30, we held a successful all-day meeting with many members of the joint Exelon and PHI Business Area Teams (BATs) to kick off the Analyze Phase of the integration process. The purpose of the meeting was to ground the approximately 100 attending BAT members in the expectations and methodology for conducting the functional analysis of our organizations, and review deliverables and deadlines.
Senior Leadership’s Charge to the BATs
The day started off with remarks from Bill Von Hoene, Exelon’s senior executive vice president and chief strategy officer, and chair of the Integration Steering Committee, and PHI and Exelon CEOs Joe Rigby and Chris Crane. The executives thanked the teams for the hard work to come and predicted that the integration process would be challenging, but rewarding. Bill urged everyone to “embrace a spirit of collaboration, honesty, decency and transparency,” while Joe encouraged the teams with their “unique opportunity to put your handprint on creating a great company.” Chris remarked it was a chance to “grow value” for our customers and shareholders through larger scale. He also recognized that during the integration process teams would sometimes disagree. “It’s okay to agree to disagree, as long as you aren’t disagreeable,” he said. A set of Integration Guiding Principles, which we share with you on the next page, are in place to help BAT members navigate through tough decision-making.
About the Business Area Teams’ Work
From now through mid-October, the nine BATs will be responsible for moving efficiently through several activities as part of the Analyze Phase:
Getting Organized
Writing team charters that state the team’s strategy, guiding principles and approach.
Developing a detailed project plan for meeting the deliverables and milestones of this phase.
Analyzing the Current State
Validating and refining, as needed, the baseline headcounts and financial information.
Identifying major current and planned near-term initiatives and commitments to help determine their status in light of integration activities.
Comparing Companies
Identifying policies, programs and processes from both companies to understand integration requirements.
Comparing and understanding staffing levels, performance metrics and IT systems by functional area.
Preparing for the Design Phase
Confirm synergy opportunities—both labor and non-labor, including contracting—for the business area.
Document issues requiring resolution to be legally compliant and functional as a single company on Day One.
The BATs will be working closely with the Integration Core Team leads for their functional areas as well as Marissa Humphrey and Warren Smiley, the integration program management office leads. Final reports will be presented to us as the chief integration officers at the end of October.
The Business Area Teams are charged with a tremendous responsibility, and we are grateful in advance for their leadership. We ask that you extend your support as these teams request information on organizational structure, processes, systems and costs so that decisions can be made with the best available data.
There was a lot of energy and enthusiasm at last week’s meeting, and we look forward to building on that momentum as we begin this critical phase of our integration.
Best regards,
Carim Khouzami Donna Kinzel

INTEGRATION INFORMATION Issue 5: August 7, 2014
Integration Guiding Principles
1. Successfully achieve deal integration
Be prepared to close the transaction by June 2015
Minimize disruption and ensure business continuity
Deliver expected value through quick and efficient integration of both companies
Treat all employees with respect through timely decision announcements and integration transparency
2. Drive collective accountability
We are accountable to each other for achieving our objectives
Team leads represent their organization’s positions and “own” the recommendations
Integration success depends on working together in the enterprise’s best interests
3. Ensure Transparency
Engage directly and openly with one another to resolve issues
Proactively communicate and collaborate within and across teams
Ensure decisions are fact based and based on the best information available
4. Respect the Process
Treat each other as colleagues with valued perspectives
Once made, decisions are final and will not be revisited through back-channels
Uninvited guests are not to be brought into the decision-making process
Phases build on one another so do not skip phases
5. Build One Company
Tough decisions will be required and necessitate a common view of success
Actively manage co-dependencies across functions
Consider the implications across the business – not just to a single business or function
Build an aligned and integrated enterprise that is competitively positioned for the future
6. Stretch Ourselves
Explore possibilities to expand performance levels beyond individual legacy companies
7. Decide and Go
Make decisions based on sufficient information – don’t wait for perfect clarity
Quickly evaluate, determine what is best, make a decision and move on
Leverage existing platforms to minimize complexity and disruption
8. Consider all stakeholders
Give appropriate considerations across customer / ratepayer interests, shareholders, and employees for all integration decisions
All materials produced are discoverable
Rules of the Road
While Exelon and PHI work together to obtain necessary regulatory approvals and to close the transaction, the companies must operate as entirely separate businesses. This means that Exelon may not make business decisions for PHI and vice versa. In addition, the companies may not exchange competitively sensitive information, and must be careful not to do anything that hinders either entity’s ability to operate successfully on its own were the transaction not to close. This is an important and sometimes complicated topic. If you have any questions, please discuss with the Legal department.
Have Questions or Feedback?
Bringing companies together is a complicated and lengthy process and is sure to raise questions and ideas. Please share them with us! We’ll provide answers in FAQs that we will be publishing on our corporate intranets about once a month. Please keep in mind that the merger is a work in progress and some answers will not be immediately available. To ask your question or share your idea, please click the link for your company below: Exelon employees, click here.
PHI employees, click here.
To read the published Q&As, click on the following links: Exelon employees, click here.
PHI employees, click here.

INTEGRATION INFORMATION Issue 5: August 7, 2014
Scenes from the July 30 Business Area Team Kickoff
Michele Hurley, Business Operations and Support, Exelon Supply, and Reggie McCauley, director, Supply Chain, PHI
Exelon CEO Chris Crane
Gary Prescott, vice president, Compensation, Exelon, and Jim Kremmel, manager, Compensation & Executive Comp, PHI
PHI CEO Joe Rigby
Mike Maxwell, vice president, Asset Management, PHI, with Charles Dickerson, vice president, Performance Management
& Support Services, PHI, to Mike’s right, makes a point to the Utility Operations BAT
Miss an Issue of IN?
Over the past 8 weeks, we’ve published four previous issues of IN: Integration Information. If you missed any of the newsletters, click on the following links to catch up. Exelon employees: Visit the Exelon/PHI information page on myExelon. | PHI employees: click here.

INTEGRATION INFORMATION Issue 5: August 7, 2014
Cautionary Statements Regarding Forward-Looking Information
Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) PHI may be unable to obtain shareholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PHI could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s Second Quarter 2014 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 15; (3) PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15; and (4) PHI’s Second Quarter 2014 Quarterly Report on Form 10-Q in (a) PART I, ITEM 1. Financial Statements, (b) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) PART II, ITEM 1A. Risk Factors. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.
Additional Information and Where to Find It
This communication does not constitute a solicitation of any vote or approval. PHI intends to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed merger transaction. PHI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, PHI and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of PHI’s proxy statement (when it becomes available) may be obtained free of charge from Pepco Holdings, Inc., Corporate Secretary, 701 Ninth Street, N.W., Room 1300, Washington, D.C. 20068. Investors and security holders may also read and copy any reports, statements and other information filed by PHI with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Participants in the Merger Solicitation Exelon, PHI, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC on April 2, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding PHI’s directors and executive officers is available in its proxy statement filed with the SEC on March 25, 2014 in connection with its 2014 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.
IN is scheduled for publication every other Thursday by Exelon and PHI Corporate Communications, subject to merger events. Supervisors, please share with team members who do not have email or regular intranet access.